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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 31, 2001
                                                 -------------------------------

                    Internet Commerce & Communications, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       001-12063                                           84-1322326
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(Commission File Number)                       (IRS Employee Identification No.)

7100 East Belleview Avenue, Suite 201, Greenwood Village, Colorado      80111
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (303) 414-7100
                                                   -----------------------------

                    Internet Commerce & Communications, Inc.
           999 Eighteenth Street, Suite 2201, Denver, Colorado 80202
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          (Former name or former address, if changed since last report)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On July 31, 2001, Internet Commerce & Communications, Inc., a Delaware corporation, filed a voluntary petition for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Colorado (the "Court").

     The Chapter 11 filing is intended to allow the Registrant, as debtor-in-possession, to continue to manage and operate its assets and businesses in the ordinary course of business subject to the supervision and orders of the Court.

     A copy of the press release of the Registrant dated July 31, 2001 is attached as Exhibit 20.1 hereto and is hereby incorporated by reference.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 8, 2001, Ernst & Young LLP ("E&Y") notified the Registrant that E&Y was resigning as the Registrant's independent auditor. E&Y's reports on the Registrants' financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was either report modified as to uncertainty, audit scope or accounting principles, except as follows. The report on the Registrant's financial statements for the year ended December 31, 2000 was qualified to describe the uncertainty regarding the Registrant's ability to continue as a going concern, as a result of recurring operating losses and a working capital deficiency. In addition, the report noted that the Registrant was not in compliance with certain loan agreement covenants and was delinquent in making certain payments. The report also made reference to management's plans regarding the "going concern" qualification, as addressed in the Notes to Consolidated Financial Statements. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the date of the change in independent auditor, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a) Financial Statements of Businesses Acquired:

               Not required.

     (b) Pro Forma Financial Information:

               Not required.

     (c) Exhibits:

            Exhibit Number                       Description

               16.1* Letter from Ernst & Young LLP to the Securities and Exchange Commission concerning the Registrant's disclosure of Ernst & Young LLP's resignation as independent auditor.

               20.1              News Release dated July 31, 2001.

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     *    To be filed by amendment.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Internet Commerce & Communications, Inc.
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                                               (Registrant)

   Date: August 15, 2001    By: /s/ DOUGLAS H. HANSON
                                ------------------------------------------------
                                Douglas H. Hanson
                                Chairman, Chief Executive Officer, and President

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

 16.1* Letter from Ernst & Young LLP to the Securities and Exchange Commission concerning the
                   Registrant's disclosure of Ernst & Young LLP's resignation as independent auditor.

 20.1              News Release dated July 31, 2001.

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* To be filed by amendment.